Exhibit 10.31

EXECUTION COPY

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

as Administrative Agent

and

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Buyer

and

CALIBER HOME LOANS, INC.,

as Seller

AMENDMENT NO. 1

Dated as of May 7, 2018

to the

Master Repurchase Agreement

Dated as of April 2, 2018

AMENDMENT NO. 1 TO

MASTER REPURCHASE AGREEMENT

May 7, 2018

This Amendment No. 1 (this “Amendment”) to the VFN Repurchase Agreement (defined below), is entered into as of May 7, 2018, by and among Credit Suisse First Boston Mortgage Capital LLC, as administrative agent (the “Administrative Agent”), Credit Suisse AG, Cayman Islands Branch, as buyer (“Buyer”), and Caliber Home Loans, Inc. (“Caliber”), as seller (“Seller”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the VFN Repurchase Agreement or the Base Indenture (defined below), as applicable.

W I T N E S S E T H:

WHEREAS, Buyer, Seller and the Administrative Agent have entered into that certain Master Repurchase Agreement, dated as of April 2, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “VFN Repurchase Agreement”);

WHEREAS, Buyer, Seller and Administrative Agent have agreed, subject to the terms of this Amendment, that the VFN Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the VFN Repurchase Agreement;

WHEREAS, the Issuer, Citibank, N.A., as Indenture Trustee, as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), Caliber, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), the Administrative Agent and PentAlpha Surveillance LLC, as credit manager, are parties to that certain Base Indenture, dated as of April 2, 2018 (as amended by Amendment No. 1 thereto, dated as of May 7, 2018, and as may be amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”), as supplemented by the Series 2018-VF1 Indenture Supplement, dated as of April 2, 2018, by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent (as may be amended, restated, supplemented or otherwise modified from time to time, the “Series 2018-VF1 Indenture Supplement”);

WHEREAS, pursuant to Section 10.3(e)(iii) of the Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, Caliber shall not consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent; and

WHEREAS, the VFN Repurchase Agreement is a Transaction Document.

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller, Buyer and the Administrative Agent agree as follows:

SECTION 1. Amendments. The VFN Repurchase Agreement is hereby amended as follows:

(a) Section 1.01 of the VFN Repurchase Agreement is hereby amended by deleting the definitions of “Amortization Date” and “Amortization Payment Amount” in their entirety.

(b) Section 1.01 of the VFN Repurchase Agreement is hereby amended by deleting the definition of “Commitment” in its entirety and replacing it with the following:

“Commitment” means the obligation of Buyer to enter into Transactions with Seller with an aggregate outstanding Purchase Price at any one time not to exceed the Committed Amount.

(c) Section 2.01 of the VFN Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

Section 2.01. Transactions. Subject to the terms and conditions hereof, Buyer agrees to enter into Transactions with Seller for a Purchase Price outstanding at any one time not to exceed the Committed Amount, and may agree from time to time to enter into Transactions with Seller for a Purchase Price outstanding in excess of the Committed Amount but not to exceed the Maximum Purchase Price. Buyer shall have no commitment or obligation to enter into Transactions in connection with the Note to the extent the Purchase Price of such Transaction exceeds the Committed Amount. During the term of this Agreement, Seller may request Transactions, Seller may pay the Repurchase Price in whole or in part at any time during such period without penalty, and additional Transactions may be entered into in accordance with the terms and conditions hereof. Buyer’s obligation to enter into Transactions pursuant to the terms of this Agreement shall terminate on the Termination Date.

(d) Section 2.03 of the VFN Repurchase Agreement is hereby amended by deleting clause (b) in its entirety and replacing it with the following:

[Reserved].

(e) Section 2.07(a) of the VFN Repurchase Agreement is hereby amended by deleting subclause (iii) in its entirety and replacing it with the following:

[reserved]; Section 2.13 of the VFN Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

Section 2.13. Additional Balance and Additional Funding. In the event that Seller wishes to obtain an increase in the VFN Principal Balance, Seller shall deliver to Buyer a copy of the VFN Note Balance Adjustment Request that is delivered under the Indenture. If all the Funding Conditions set forth in the Indenture have been satisfied, and if the aggregate outstanding Purchase Price, after giving effect to the requested increase, exceeds the Committed Amount, with the consent of the Administrative Agent, in its sole discretion (provided that the consent of the Administrative Agent shall not be required in the event that the aggregate outstanding Purchase Price, after giving effect to the requested increase, does not exceed the Committed Amount) then upon approval in writing by Buyer of such increase in the VFN Principal Balance (such increase, upon such approval, an “Additional Balance”), (i) the outstanding VFN Principal Balance set forth in the Asset Schedule hereof shall be automatically updated and (ii) Buyer shall thereupon deliver to Seller cash in an amount (the “Additional Funding”) equal to the product of such Additional Balance and the Purchase Price Percentage.

SECTION 2. Consent. Each of Buyer, Seller and Administrative Agent hereby consents to this Amendment.

SECTION 4. Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the execution and delivery of this Amendment by all parties hereto.

SECTION 5. No Default; Representations and Warranties. To induce Buyer to provide the amendments set forth herein, Seller hereby represents, warrants and covenants that:

(a) no Event of Default has occurred and is continuing on the date hereof; and

(b) Seller’s representations and warranties contained in the VFN Repurchase Agreement are true and correct in all material respects and such representations and warranties are remade as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case, they were true, correct and complete in all material respects on and as of such earlier date.

SECTION 6. Single Agreement. Except as expressly amended and modified by this Amendment, all of the terms and conditions of the VFN Repurchase Agreement remain in full force and effect and are hereby reaffirmed.

SECTION 7. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

SECTION 9. Counterparts. This Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signatures appear on the following pages]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Buyer

By:	/s/ Ronald Tarantino
Name: Ronald Tarantino
Title: Authorized Signatory

By:	/s/ Robert Durden
Name: Robert Durden
Title: Authorized Signatory

[Signature page to Amendment No. 1 to VFN Repurchase Agreement]

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Dominic Obaditch
Name: Dominic Obaditch
Title: Vice President

[Signature page to Amendment No. 1 to VFN Repurchase Agreement]

CALIBER HOME LOANS, INC., as Seller

By:	/s/ William Dellal
Name: William Dellal
Title: CFO

[Signature page to Amendment No. 1 to VFN Repurchase Agreement]